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                                                                   EXHIBIT 10.16

                      AMENDED AND RESTATED PROMISSORY NOTE



US$________________________
Los Angeles, California                              Dated:              , 1996



         THIS NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED IN ANY WAY IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION UNDER SUCH ACT AND SUCH LAWS.

         This Note is issued pursuant to a Subscription Agreement dated as of _______________, 1996, between the Borrower (as hereinafter defined) and the Lender (as hereinafter defined) (the "Subscription Agreement"), a copy of which agreement is available for inspection at the Borrower's principal office, relating to the issuance by the Borrower of up to an aggregate of $1,500,000 in principal amount of its 10% Promissory Notes. This Note is one of a series of Notes of the Borrower issued in such private placement designated as 10% Promissory Notes which, together with this Note, are herein referred to as the Notes. This Note is entitled to the benefit of certain terms, conditions, covenants and agreements contained in the Subscription Agreement. Any transferee or transferees of the Note, by their acceptance hereof, assume the obligations of the Lender in the Subscription Agreement with respect to the conditions and procedures for transfer of the Note. Reference to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Borrower to pay both principal and interest hereon as provided herein.

         1.       Principal.

                  FOR VALUE RECEIVED, the undersigned, SIMULATIONS PLUS, INC., a California corporation ("Borrower"), hereby promises to pay to the order of __________________________________________ (hereinafter called "Lender"), the principal sum of ___________ United States Dollars (US$_________) (the "Loan"), with interest from the date of this Note on the unpaid principal at a rate equal to ten percent (10%) per annum (the "Stated Rate").



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         2.       Payment of Principal and Interest; Acceleration of Maturity
Date.

                  All interest due hereunder shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

                  Notwithstanding any other provision of this Note, on December 31, 1997 (the "Maturity Date") the unpaid principal balance hereon on such date, together with any and all accrued and unpaid interest hereunder, shall be paid in full. Borrower may at any time prepay all or part of the principal balance due under this Note without premium or penalty. If prior to the Maturity Date, this Note shall be automatically due and payable on that date which is five (5) business days after the closing of Borrower's initial public offering.

                  Except as provided in the immediately following paragraph, all payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to accrued but unpaid interest, and third to unpaid principal.

                  Notwithstanding anything to the contrary set forth in this Note, if, at any time until payment in full of all amounts due Lender hereunder, the amount payable under the Stated Rate by Borrower pursuant to this Note exceeds the amount payable under the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the amount payable under the Maximum Lawful Rate; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender hereunder is equal to the total interest which Lender would have received had the Stated Rate been (but for the operation of this paragraph) the interest rate payable since the date hereof. Thereafter, the interest rate payable hereunder shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest payable by Borrower hereunder exceed the amount payable under the Maximum Lawful Rate. In the event that a court of competent jurisdiction shall make a final determination that Lender has received interest hereunder in excess of the amount payable under the Maximum Lawful rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess in the following order: (i) then due and payable fees and expenses;
(ii) then due and payable interest payments; (iii) then due and payable principal payments on the Loan; (iv) then to any other


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unpaid obligations of Borrower to Lender under this Note; and (v) thereafter as a refund to Borrower or as a court of competent jurisdiction may otherwise order.

         3.       Manner of Payment.

                  Principal and interest on the Loan, and all other amounts payable hereunder, are payable in lawful currency of the United States of America in immediately available funds, and Borrower shall deliver all such payments to Lender, payable to Lender at ____________________________________________________, ________________, or at
such other place as may be designated in writing by Lender.


         4.       Events of Default/Remedies.


                  a. Events of Default. Any of the following events shall constitute an Event of Default:

                           (1)      breach by Borrower of any of Borrower's
obligations or covenants under this Note or under any other Note; or

                           (2)      Borrower (A) becomes insolvent or admits in
writing Borrower's inability to pay Borrower's debts as they mature, (B) makes any assignment for the benefit of creditors, or (C) applies for or consents to the appointment of a receiver or trustee for Borrower or for a substantial part of Borrower's property or business, or a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; and

                           (3)      any bankruptcy, insolvency, reorganization
or liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Borrower; and

                           (4)      the failure to apply the proceeds of this
Note in accordance with the description of the use of proceeds contained in the Borrower's Confidential Term Sheet dated December 16, 1996 utilized in connection with the issuance and sale of this Note.

                  b. Remedies. Upon the occurrence and during the continuance of an Event of Default, all indebtedness under this Note shall automatically be immediately due and payable. In addition, Lender, at his option, and without notice to Borrower, may take one or more of the actions described below:



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                           (1)      declare all indebtedness under this Note
immediately due and payable and credit any sums received thereafter in such manner as it elects upon such indebtedness; provided, however, that such application of sums so received shall not serve to waive or cure any default existing under this Note nor to invalidate any notice of default or any act done pursuant to such notice and shall not prejudice any rights of Lender; and

                           (2)      exercise any or all rights provided or
permitted by law or granted pursuant to this Note or the Subscription Agreement in such order and in such manner as Lender may, in his sole judgment, determine.

                  c. No Waiver of Remedies. No waiver of any breach of or default under any provision of this Note shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Note.

                  d. Remedies Not Exclusive. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.


         5.       [Intentionally omitted]

         6.       [Intentionally omitted]

         7.       [Intentionally omitted]

         8.       Restrictions on Transfer.

                  The Lender agrees that prior to making any disposition of the Note, the Lender shall give written notice to the Borrower describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Borrower has notified the Lender that in the opinion of counsel reasonably satisfactory to the Lender a registration statement or other notification or posteffective amendment thereto (hereinafter collectively a "Registration Statement") under the Act and applicable state securities laws is required with respect to such disposition and no such Registration Statement has been filed by the Borrower with, and declared effective, if necessary, by, the Securities and Exchange Commission and the securities regulators of any such states. The Lender represents and warrants to the Borrower that the Lender is purchasing this Note for his own account for investment and not with the view to distribution, assignment, resale, or other transfer of the Note. Except as specifically stated herein no


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other person has a direct or indirect beneficial interest in the
Note.

         9.       Additional Covenants and Agreements.

                  Borrower hereby makes the following covenants, which shall be deemed to be continuing covenants until payment in full of all indebtedness of Borrower to Lender arising under this Note:

                  a. Borrower agrees to furnish to Lender, upon request, such other information relating to the affairs, the operations and/or the financial condition of Borrower as Lender may from time to time reasonably request.

                  b. Borrower shall promptly notify Lender in writing of the occurrence of any act or event including, without limitation, the commencement or threat of any action, suit, claim or proceeding against or investigation of Borrower, which could materially and adversely affect Borrower or which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under, this Note, and of the occurrence of any Event of Default or any event which with the giving of notice, the lapse of time, or both, would become and Event of Default and the action Borrower proposes to take with respect thereto.

                  c. Borrower shall, at any time and from time to time, upon the written request of Lender, execute and deliver to Lender such further documents and instruments and do such other acts and things as Lender may reasonably request in order to effectuate fully the purpose and intent of this Note.

         10.      Waiver.

                  Borrower hereby waives any right of offset Borrower may now or hereafter have against Lender, and Borrower hereby also waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement nor or hereafter securing this Note.


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         11.      Choice of Law and Venue; Jury Trial Waiver.

                  THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. EACH OF BORROWER AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NOW CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12.      [Intentionally Omitted]

         13.      Notice.

                  All notices, requests, consents and demands shall be made in writing and shall be mailed first class, certified mail, return receipt requested, to the Company or the Lender at such respective addresses as may be furnished in writing to the other party hereto.

         14.      Legal Fees.

                  Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in connection with the enforcement of any obligation of Borrower under this Note.

         15.      Severability.

                  In case any term or any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


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         16.      Headings.

                  Headings used in this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         17.      Amendments.

                  This Note and any term or provision hereof may only be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                                    Borrower:

                                    SIMULATIONS PLUS, INC.,
                                    a California corporation

                                    By:      ______________________________
                                    Name:    ______________________________
                                    Title:   ______________________________

Lender:

By:       ______________________________
Name:     ______________________________
Title:    ______________________________



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